Exhibit 10.9 Amendments to Jeannette Benavides’ Employment Agreement

APPENDIX I

Amendments to Jeannette Benavides Employee Agreement

Section 7 Compensation

7.1 Base Salary and Considerations
❖	Nanotailor will notify Jeannette upon capitalization of $ 5,000,000 or greater.

7.3 Bonus
❖	Nanotailor will make its best efforts to pay Jeannette Benavides her $ 3,000.00 sign on Bonus over the course of the next 3 months. 3 equal disbursements of 1,000.00 each.

Section 12. Termination of Employment

12.2 Without Cause
❖	Nanotailor agrees to pay 2 months pay for severance should employee be terminated without cause.

Section 16 Grant of Common Stock

❖	Should Nanotailor Terminate Employee without cause than Employee shall be entitled to keep all shares of stock.

Employee	Nanotailor, Inc

__________________________	_____________________________
Signature	Signature

__________________________	______________________________
Name	Name

__________________________	______________________________
Date	Date

APPENDIX II

Amendments to Jeannette Benavides Employee Agreement

Section 1 TERM
❖	Jeannette Agrees to extend the Term of her employment by 1 additional year.

Section 7 COMPENSATION
❖	Nanotailor agrees to grant Jeannette Benavides 575,000 shares of Nanotailor common stock.

Employee	Nanotailor, Inc

__________________________	_____________________________
Signature	Signature

__________________________	______________________________
Name	Name

__________________________	______________________________
Date	Date